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                                                                     EXHIBIT T3G
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]

                              --------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

One Wall Street, New York, N.Y.                        10286
(Address of principal executive offices)               (Zip code)


                        MARINER POST-ACUTE NETWORK, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                             74-2012902
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

One Ravinia Drive, Suite 1500                        30346
Atlanta, Georgia                                     (Zip code)
(Address of principal executive offices)


                     Second Priority Secured Notes Due 2009
                       (Title of the indenture securities)

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1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                       Name                                                       Address
-----------------------------------------------------------------------------------------------------
          Superintendent of Banks of the State of                2 Rector Street, New York, N.Y.
          New York                                               10006, and Albany, N.Y. 12203

          Federal Reserve Bank of New York                       33 Liberty Plaza, New York, N.Y.
                                                                 10045

          Federal Deposit Insurance Corporation                  Washington, D.C. 20429

          New York Clearing House Association                    New York, New York 10005

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits la and lb to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                       -2-


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                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of April, 2002.


                                     THE BANK OF NEW YORK


                                     By: /s/  MING SHIANG
                                        --------------------------------
                                        Name:   MING SHIANG
                                        Title:  VICE PRESIDENT


                                      -3-
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                                                                       EXHIBIT 7


                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                              Dollar Amounts
                                                                               In Thousands
                                                                              --------------
 ASSETS
 Cash and balances due from depository
   institutions:
   Noninterest-bearing balances and currency
     and coin ........................................................        $   3,163,218
   Interest-bearing balances .........................................            5,923,554
 Securities:
   Held-to-maturity securities .......................................            1,210,537
   Available-for-sale securities .....................................            9,596,941
 Federal funds sold and Securities purchased
   under agreements to resell ........................................            4,723,579
 Loans and lease financing receivables:
   Loans and leases held for sale ....................................            1,104,560
   Loans and leases, net of unearned
      income ...................... 36,204,516
   LESS: Allowance for loan and
      lease losses ................. 608,227
   Loans and leases, net of unearned
      income and allowance ...........................................           35,596,289
 Trading Assets ......................................................            8,039,857
 Premises and fixed assets (including
   capitalized leases) ...............................................              836,786
 Other real estate owned .............................................                1,292
 Investments in unconsolidated subsidiaries
   and associated companies ..........................................              207,616
 Customers' liability to this bank on
   acceptances outstanding ...........................................              292,295
 Intangible assets
   Goodwill ..........................................................            1,579,965
   Other intangible assets ...........................................               18,971
 Other assets ........................................................            5,723,285
                                                                              =============

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                                       45


Total assets .........................................................        $  78,018,745
                                                                              =============
LIABILITIES
Deposits:
  In domestic offices ................................................        $  28,786,182
  Noninterest-bearing ................................................           12,264,352
  Interest-bearing ...................................................           16,521,830
  In foreign offices, Edge and Agreement
    subsidiaries', and IBFs ..........................................           27,024,257
  Noninterest-bearing ................................................              407,933
   Interest-bearing ..................................................           26,616,325
Federal funds purchased and securities sold
  under agreements to repurchase .....................................            1,872,762
Trading liabilities ..................................................            2,181,529
Other borrowed money:
  (includes mortgage indebtedness and
  obligations under capitalized leases) ..............................            1,692,630
Bank's liability on acceptances executed and
  outstanding ........................................................              336,900
Subordinated notes and debentures ....................................            1,940,000
Other liabilities ....................................................            7,217,748
                                                                              -------------

Total liabilities ....................................................        $  71,052,008
                                                                              =============

EQUITY CAPITAL
Common stock .........................................................            1,135,284
Surplus ..............................................................            1,050,729
Retained earnings ....................................................            4,266,676
Accumulated other comprehensive income ...............................               13,733
Other equity capital components ......................................                    0
Total equity capital .................................................            6,466,422
                                                                              -------------

Total liabilities and equity capital .................................        $  78,015,745
                                                                              =============


         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                             Thomas J. Mastro,
                                         Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been


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prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi            )
Gerald L. Hassell          )                     Directors
Alan R. Griffith           )